EXHIBIT 10.44
                  THIRD AMENDMENT TO CREDIT AGREEMENT


     THIS THIRD AMENDMENT to Credit Agreement (the "Amendment") is made as of this 26th day of March, 1997, by and among Sportmart, Inc. ("Borrower"), BT Commercial Corporation, as agent (in its capacity as
agent,  "Agent")  and    BT Commercial Corporation (in its capacity as
lender, "BTCC"), Sanwa Business Credit Corporation ("Sanwa"), LaSalle National Bank ("LaSalle"), Fleet Capital Corporation ("Fleet"), Heller Financial, Inc. ("Heller"), National Bank of Canada ("NBC"), American National Bank and Trust Company of Chicago ("American National") and IBJ Schroder Bank and Trust Company ("IBJ"), as Lenders (BTCC, Sanwa, LaSalle, Fleet, Heller, NBC, American National and IBJ referred to collectively as "Lenders")

                         W I T N E S S E T H:

     WHEREAS, Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of September 6, 1996 as amended by that certain Consent and First Amendment to Credit Agreement dated as of November 21, 1996 and that certain Consent and Second Amendment dated as of January 17, 1997 (as so amended, the "Credit Agreement"); and

     WHEREAS, Borrower has requested that Agent and Lenders provide for certain amendments to the Credit Agreement as more fully set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto hereby agree as follows:


SECTION  1.    DEFINITIONS.    Unless  otherwise  defined  herein, all
capitalized  terms  shall have the meaning given to them in the Credit
Agreement.

     SECTION 2.  AMENDMENTS TO CREDIT AGREEMENT.

          2.1 Section 8.1 of the Credit Agreement is hereby amended by deleting such section in its entirety and inserting the following in lieu thereof:

               "8.1 Consolidated Book Net Worth. The Borrower shall maintain the Consolidated Book Net Worth of not less than the amount set forth below for the applicable period:

                    Period                        Amount

                    From the date hereof          $70,000,000
                    until May 5, 1997

                    May 5, 1997 through           $72,000,000
                    August 5, 1997

                    At all times thereafter       $75,000,000"
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          2.2  Section  8.4  of the Credit Agreement is hereby amended by deleting the first two sentences thereof in their entirety and inserting the following in lieu thereof:

               "The Borrower shall not make payments for Capital Expenditures in excess of $10,000,000 for Fiscal Year 1997 and in excess of $16,000,000 for any fiscal year thereafter."

          2.3 All other provisions of the Credit Agreement shall remain unchanged.

     SECTION  3.    REAFFIRMATION  BY  BORROWER.    Borrower  hereby
represents and warrants to Agent and Lender that (i) the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such representations or warranties relate to a specific date, or (b) of changes thereto as a result of transactions for which Agent and Lenders have granted their consent; (ii) Borrower is on the date hereof in compliance with all of the terms and provisions set forth in the Credit Agreement as hereby amended; and
(iii) upon execution hereof no Default or Event of Default has occurred and is continuing or has not previously been waived.

     SECTION 4. FULL FORCE AND EFFECT. Except as herein amended, the Credit Agreement and all other Credit Documents shall remain in full force and effect.

     SECTION 5. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

                                   BORROWER:

                                   SPORTMART, INC.


                                   By:  /S/ THOMAS HENDRICKSON
                                   Name:    THOMAS HENDRICKSON
                                   Title:   EXECUTIVE VICE PRESIDENT -
                                            CHIEF FINANCIAL OFFICER

                                   AGENT:

                                   BT COMMERCIAL CORPORATION

                                   By: /S/ PHILIP J. ISOM
                                   Name:   PHILIP J. ISOM
                                   Title:  ASSOCIATE

                                   LENDER:

                                   BT COMMERCIAL CORPORATION

                                   By:  /S/ PHILIP J. ISOM
                                   Name:    PHILIP J. ISOM
                                   Title:   ASSOCIATE
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                                   LENDER:

                                   SANWA BUSINESS CREDIT
                                   CORPORATION

                                   By:  /S/ MICHAEL J. COX
                                   Name:    MICHAEL J. COX
                                   Title:   VICE PRESIDENT

                                   LENDER:

                                   LASALLE NATIONAL BANK

                                   By:  /S/ TODD J. LANSLIONI
                                   Name:    TODD J. LANSLIONI
                                   Title:   VICE PRESIDENT

                                   LENDER:

                                   FLEET CAPITAL CORPORATION

                                   By:  /S/ ROBERT J. LUND
                                   Name:    ROBERT J. LUND
                                   Title:   VICE PRESIDENT

                                   LENDER:

                                   HELLER FINANCIAL, INC.

                                   By:  /S/ SHYAM AMLADI
                                   Name:    SHYAM AMLADI
                                   Title:   SENIOR VICE PRESIDENT

                                   LENDER:

                                   NATIONAL BANK OF CANADA

                                   By:  /S/ B. WALDERSEN  - C.F. MARTIN, JR.
                                   Name:  B. WALDERSEN  -  C.F. MARTIN, JR.
                                   Title: V. P.         - V.P. & REGION MGR.

                                   LENDER:

                                   AMERICAN NATIONAL BANK
                                   AND TRUST COMPANY OF CHICAGO

                                   By: /S/ PAUL C. CARLISLE
                                   Name:   PAUL C. CARLISLE
                                   Title:  FINANCE VICE PRESIDENT

                                   LENDER:

                                   IBJ SCHRODER BANK AND
                                   TRUST COMPANY

                                   By:  /S/ ROBERT R. WALLACE
                                   Name:    ROBERT R. WALLACE
                                   Title:   VICE PRESIDENT
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